EATON VANCE ASIAN SMALL COMPANIES FUND EATON VANCE GREATER CHINA GROWTH FUND Supplement to Prospectus dated January 1, 2008

Asian Small Companies Fund shares are now available for sale to new investors.

Effective July 15, 2008, the following changes will take place:

1.	The following replaces the table and the first paragraph of the footnotes under "Eaton Vance Asian Small
Companies Fund" under "Performance Information":

	One	Five	Life of
Average Annual Total Return as of December 31, 2006	Year	Years	Fund

Class A Return Before Taxes	38.84%	28.61%	28.03%
Class A Return After Taxes on Distributions	38.84%	27.31%	26.87%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	25.69%	24.87%	24.95%
Class B Return Before Taxes	41.56%	29.31%	28.18%
Morgan Stanley Capital International All Country Asia ex Japan Small Cap Index (reflects no deduction for fees, expenses or taxes)	33.39%	23.25%	11.74%
MSCI All Country Asia ex Japan Index (reflects no deduction for fees, expenses or taxes)	33.32%	20.82%	12.23%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B. Class A and Class B commenced operations on March 1, 1999 and October 8, 1999, respectively. Life of Fund returns are calculated from March 31, 1999. The Morgan Stanley Capital International (MSCI) All Country Asia ex Japan Small Cap Index is a small-cap index composed of the bottom 15% of the MSCI All Country Asia ex Japan Index by market capitalization, excluding the bottom 1% of such Index. The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan. The MSCI All Country Asia ex Japan Small Cap Index is more representative of the Fund’s investment universe. Investors cannot invest directly in an Index. (Source for the MSCI All Country Asia ex Japan Small Cap Index returns: MSCI Barra; Source for the MSCI AC Asia ex Japan Index returns: Morningstar, Inc.)

2.	The following replaces the first two sentences of the second paragraph under "Asian Small Companies Fund"
under "Investment Objectives & Principal Policies and Risks":

Asian small companies (a) have a market capitalization that does not exceed the maximum market capitalization of companies included in the MSCI All Country Asia ex Japan Small Cap Index (full market capitalization) (the "market cap maximum") and (b) are located in or have securities which are principally traded in an Asian region country. As of March 31, 2008, the maximum market capitalization of companies included in the Index (full market capitalization) was approximately $4.5 billion. The Fund may invest 25% or more of its total assets in securities of issuers located in any one country, and may retain securities of a company with a market capitalization that grows after initial investment over the market cap maximum.

Effective May 15, 2008, the following changes will take place:

1.	The following is added as the fourth paragraph under "Common Investment Practices" under "Investment
Objective & Principal Policies and Risks":

Each Portfolio may invest in stock and index futures as a substitute for purchasing securities and to gain exposure to sectors of the market. Each Portfolio limits investment in such index or stock futures to not more than 20% of its total assets.

2.	The following replaces the last two paragraphs under "Restrictions on Excessive Trading and Market Timing" under
"Purchasing Shares":

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than one round-trip exchange (exchanging from one fund to another fund and back again) within 90 days, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy of the Fund described above because the Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

•transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e. g. for failure to meet applicable account minimums);

•transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in a model portfolio; or

•transactions in shares of Eaton Vance Cash Management Fund, Eaton Vance Money Market Fund, Eaton Vance Tax Free Reserves, Eaton Vance Institutional Short Term Income Fund and Eaton Vance Institutional Short Term Treasury Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to each Fund. Such policy may be more or less restrictive than a Fund’s policy. Although each Fund or the principal underwriter review trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on the financial intermediaries to monitor trading activity in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds or their own policies, as the case may be, to accounts under their control.

May 9, 2008

ASCGCPS2